FIRST AMENDMENT TO SETTLEMENT AGREEMENT

This FIRST AMENDMENT TO SETTLEMENT AGREEMENT (the “First Amendment”) is dated effective as of the __________day of February, 2016 (the “Effective Date”), by and between ONCOLOGIX TECH, INC., a Nevada corporation (the “Borrower”), AMIAN ANGELS, INC. (f/k/a Angels of Mercy, Inc.), a Louisiana corporation, DOTOLO RESEARCH CORPORATION, a Louisiana corporation, ESTEEMCARE, INC., a South Carolina corporation, and AFFORDABLE MEDICAL EQUIPMENT SOLUTIONS, INC., a Florida corporation (collectively, the “Corporate Guarantors”), MICHAEL A. KRAMARZ, an individual, and ROY WAYNE ERWIN, an individual (collectively, the “Validity Guarantors”, together with the Corporate Guarantors, the “Guarantors,” and together with the Borrower, sometimes collectively referred to as the “Credit Parties”), and TCA GLOBAL CREDIT MASTER FUND, LP, a Cayman Islands limited partnership (the “Lender”).

RECITALS

WHEREAS, the Credit Parties and Lender entered into that certain Settlement Agreement dated as of the 5th day of February 2016 (the “Settlement Agreement”); and

WHEREAS, the Credit Parties and Lender desire to amend certain terms of the Settlement Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

1. Recitals. The recitations set forth in the preamble of this First Amendment are true and correct and incorporated herein by this reference.

2. Capitalized Terms. All capitalized terms used herein shall have the same meaning ascribed to them in the Settlement Agreement, except as otherwise specifically set forth herein.

3. Conflicts. In the event of any conflict or ambiguity by and between the terms and provisions of this First Amendment and the terms and provisions of the Settlement Agreement, the terms and provisions of this First Amendment shall control to the extent of any such conflict or ambiguity.

4. Revised Payment Schedule. Sections 4(b) and 4(c) of the Settlement Agreement are hereby deleted in their entirety, and the following is inserted in lieu thereof:

“(b) Weekly Payments. Commencing on March 4, 2016, and each consecutive Friday thereafter until and including May 27, 2016, Credit Parties shall make weekly payments to Lender, by ACH transfer, each in the amount of Five Thousand and No/100 Dollars ($5,000.00). Commencing on June 3, 2016, and each consecutive Friday thereafter until and including July 1, 2016, Credit Parties shall make weekly payments to Lender, by ACH transfer, each in the amount of Ten Thousand and No/100 Dollars ($10,000.00).

(c) Remaining Payments. From and after July 1, 2016, payment by Credit Parties to Lender of all remaining Obligations shall be in accordance with a schedule of payments to be determined by Lender and provided to Credit Parties at such time. In determining such payment schedule, Lender shall meet or consult with Credit Parties and review their financial statements, operations, and other factors Lender may consider to come up with the required payment schedule; provided, however, notwithstanding Lender’s agreement to cooperate and consult with Credit Parties in seeking to arrive at an agreeable payment schedule, the final schedule shall be determined by Lender in its sole and absolute discretion, and such payment schedule, when delivered by Lender to the Credit Parties, shall be final and binding upon Credit Parties, and Credit Parties shall be obligated to abide by the terms thereof in making payment of all remaining Obligations to Lender in accordance with such schedule.”

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5. Ratification. Except as modified hereby, the terms and provisions of the Settlement Agreement remain in full force and effect, are hereby ratified and confirmed and incorporated herein by this reference.

6. Execution. This First Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same First Amendment. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf’ format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof

[Signatures on the following page]

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IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment as of the day and year first above written.

BORROWER:

ONCOLOGIX TECH, INC.,
a Nevada corporation

By:	/s/ Roy Wayne Erwin
Name:	Roy Wayne Erwin
Title:	CEO

GUARANTORS:

AMIAN ANGELS, INC.,		DOTOLO RESEARCH CORPORATION,
(f/k/a Angels of Mercy, Inc.)		a Louisiana corporation
A Louisiana corporation

By:	/s/ Roy Wayne Erwin	By:	/s/ Roy Wayne Erwin
Name:	Roy Wayne Erwin	Name:	Roy Wayne Erwin
Title:	CEO	Title:	CEO

ESTEEMCARE, INC.,		AFFORDABLE MEDICAL EQUIPMENT
a South Carolina corporation		SOLUTIONS, INC.,
a Florida corporation

By:	/s/ Roy Wayne Erwin	By:	/s/ Roy Wayne Erwin
Name:	Roy Wayne Erwin	Name:	Roy Wayne Erwin
Title:	CEO	Title:	CEO

MICHAEL A. KRAMARZ,		ROY WAYNE ERWIN,
an Individual		an Individual

By:	/s/ Michael A. Kramarz	By:	/s/ Roy Wayne Erwin
Name:	Michael A. Kramarz	Name:	Roy Wayne Erwin

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JENDEE:

TCA GLOBAL CREDIT MASTER FUND, LP

By:	TCA Global Credit Fund GP, Ltd.
Its:	General Partner

By:	/s/ Robert Press
Robert Press, Director

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